SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2005

MANUGISTICS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-22154	52-1469385
(Commission File Number No.)	(IRS Employer Identification No.)

9715 Key West Avenue
Rockville, Maryland 20850

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(301) 255-5000

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On September 27, 2005, Manugistics Group, Inc. (the “Company”) announced via press release the Company’s results for its second quarter ended August 31, 2005.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.  The information contained in Item 2.02 of this Current Report on Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.  The information contained in this Item 2.02 and in the accompanying exhibit shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01  Exhibits

(c)                                  Exhibits:

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit 99.1                                    Press release dated September 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANUGISTICS GROUP, INC. (Registrant)

Dated: September 27, 2005	By	/s/ Raghavan Rajaji
Raghavan Rajaji
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated September 27, 2005